UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 6, 2013

Walter Investment Management Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-13417	13-3950486
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 Bayport Drive, Suite 1100 Tampa, Florida	33607
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 421-7605

Not Applicable

(Former Name or Former Address, if Changed from Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

In connection with the previously announced private offering of $500 million aggregate principal amount of senior notes due 2021 (the “Notes”), Walter Investment Management Corp. (the “Company”) is disclosing certain information to prospective investors in a preliminary offering memorandum dated December 6, 2013 (the “Preliminary Offering Memorandum”). Pursuant to Regulation FD, the Company is furnishing as Exhibit 99.1 certain updated risk factors from the section captioned “Risk Factors” and the section captioned “Unaudited Pro Forma Condensed Combined Financial Information,” each excerpted from the Preliminary Offering Memorandum.

The Company is furnishing the information in Exhibit 99.1 to comply with Regulation FD. In accordance with General Instruction B.2. to Form 8-K, the foregoing information is furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information furnished under Item 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

The information included in this Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any securities of the Company.

Item 8.01. Other Events.

As previously announced, the Company commenced today a private offering of the Notes. The Notes will be guaranteed on an unsecured senior basis by each of the Company’s current and future wholly-owned domestic subsidiaries that guarantees its obligations under the Company’s new secured credit facilities.

The Company intends to use the net proceeds from the Notes offering, together with borrowings under its new secured credit facilities, to finance the acquisition of MSRs, to repay indebtedness outstanding under its existing secured credit agreement, to pay related fees and expenses and for general corporate purposes.

The Notes have not been registered under the Securities Act. The Notes may not be offered or sold within the United States or to U.S. persons, except to “qualified institutional buyers” in reliance on the exemption from registration provided by Rule 144A and to certain persons in offshore transactions in reliance on Regulation S. You are hereby notified that sellers of the Notes may be relying on the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A. This announcement does not constitute an offer to sell or the solicitation of an offer to buy Notes in any jurisdiction in which such an offer or sale would be unlawful.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Information contained under the sections captioned “Risk Factors” and “Unaudited Pro Forma Condensed Combined Financial Information” excerpted from the Preliminary Offering Memorandum.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER INVESTMENT MANAGEMENT CORP.

Date: December 6, 2013	By:	/s/ Stuart Boyd
Stuart Boyd, Senior Vice President

EXHIBIT INDEX

Exhibit Number	Description

99.1	Information contained under the sections captioned “Risk Factors” and “Unaudited Pro Forma Condensed Combined Financial Information” excerpted from the Preliminary Offering Memorandum.